13. Common Stock and Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2013
Past due days
Reconciliation of numerators and denominators of basic and diluted earnings per common share computation
	2013	2012

Income available to common stockholders	$ 1,482	$ 2,022
Weighted average shares outstanding	5,011	5,011
Shares outstanding including assumed conversion	5,011	5,011
Basic earnings per share	$ 0.30	$ 0.40
Fully diluted earnings per share	$ 0.30	$ 0.40